SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 1, 2000



                           EWRX Internet Systems, Inc.
             (Exact Name of Registrant as Specified in its Charter)


    Nevada                         0-27195                       98-0117139
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification #)
incorporation)



         #301-543 Granville Street, Vancouver, BC Canada       V6C 1X8
             (Address of Principal Executive Offices)         (Zip Code)


                                 (604) 669-6079
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
-----------------------

     On February 1, 2000 EWRX Internet Systems, Inc. (the "Registrant") announced that the National Association of Securities Dealers (NASD) had approved the Registrant for trading on the OTC-BB under the trade symbol of EWRX effective January 28, 2000. A copy of the press release is filed as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)      Exhibits

         99.1        Press Release dated February 1, 2000.







                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EWRX INTERNET SYSTEMS, INC.



DATE: February 14, 2000                    By: /s/ William R. Wilson
                                               ---------------------------------
                                                William R. Wilson, Secretary



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